SUPPLEMENT DATED JULY 6, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley European Equity Fund Inc., dated February 27, 2009
Morgan Stanley Mid-Cap Value Fund, dated December 31, 2008
(collectively, the "Funds")

The section of each Fund's Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks—B. Fund Policies/Investment Restrictions—Strategies and Risks—Options and Futures Transactions—Purchasing Call and Put Options" is hereby deleted and replaced with the following:

Purchasing Call and Put Options. The Fund may purchase listed and over-the-counter ("OTC") call and put options. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.